UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-05555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 30, 2011 and January 4, 2012, the Farmers National Bank of Canfield (the “Bank”), a wholly-owned subsidiary of Farmers National Banc Corp. (the “Company”), entered into amended and restated employment agreements (collectively, the “Amended Employment Agreements”) with each of the following named executive officers of the Company:

•	John S. Gulas, President and Chief Executive Officer of the Company and the Bank;

•	Carl D. Culp, Executive Vice President and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank;

•	Mark L. Graham, Senior Vice President and Chief Credit Officer of the Bank; and

•	Kevin J. Helmick, Senior Vice President and Secretary of the Company and Senior Vice President of Retail and Wealth Management of the Bank.

The Amended Employment Agreements amend, restate and supersede all other prior employment agreements between the Bank and each of the named executive officers. The following is a summary description of each of the Amended Employment Agreements, copies of which are attached hereto as Exhibits 10.1 – 10.4 and are incorporated by reference herein.

Amended and Restated Employment Agreement with John S. Gulas

Pursuant to the terms of the Amended Employment Agreement with Mr. Gulas (the “Gulas Agreement”), Mr. Gulas will continue to be employed as the President and Chief Executive Officer of the Bank. The term of the Gulas Agreement commenced on January 31, 2009 and is scheduled to be extended for a renewal term of 36 months ending on January 30, 2015, unless earlier terminated in accordance with the terms of the Gulas Agreement. The term of the Gulas Agreement shall automatically be renewed in 36-month increments, unless written notice of termination is provided by either party at least 90 days prior to the expiration of the then current term. Under the Gulas Agreement, Mr. Gulas is entitled to an annual base salary of $281,239.92, which will be reviewed on an annual basis consistent with normal compensation review practices for executive employees. Mr. Gulas is also eligible to participate in the Bank’s annual cash incentive program and is eligible to receive equity awards. While employed by the Bank, Mr. Gulas will be eligible to participate in all benefit plans (including, without limitation, medical and dental plans, disability and life insurance and 401(k) plan) maintained by the Bank, according to the same terms and conditions as all other executive employees of the Bank.

Under the Gulas Agreement, if Mr. Gulas’ employment is terminated by the Bank “Without Cause,” by Mr. Gulas for “Good Reason” or due to a “Change in Control” (as such terms are defined in the Gulas Agreement), Mr. Gulas shall be entitled to receive: (i) a lump sum payment equal to unused vacation time; (ii) 72 bi-monthly severance payments, each of which shall be equal to the greater of $11,718.53 or 1/24 of Mr. Gulas’ highest annual salary in effect within the 12 months prior to his termination, less appropriate withholdings; and (iii) a pro-rata participation in the annual cash incentive program then in effect. If Mr. Gulas is terminated “For Cause,” he voluntarily terminates “Without Cause” or he is terminated due to “Disability” or “Death” (as such terms are defined in the Gulas Agreement), Mr. Gulas shall not be entitled to severance payments. However, if Mr. Gulas is terminated for Death or Disability, the Gulas Agreement provides that Mr. Gulas or his estate shall be entitled to receive a lump sum payment for unused vacation time and pro-rata participation in the aforementioned incentive program. The Gulas Agreement also contains customary provisions regarding post-employment competition and anti-solicitation, vacation, insurance, indemnification and expense reimbursements.

Amended and Restated Employment Agreement with Carl D. Culp

Pursuant to the terms of the Amended Employment Agreement with Mr. Culp (the “Culp Agreement”), Mr. Culp will continue to be employed as the Executive Vice President and Chief Financial Officer of the Bank. The term of the Culp Agreement commenced on October 1, 2008 and was most recently extended for a renewal term of 36 months ending on September 30, 2014, unless earlier terminated in accordance with the terms of the Culp Agreement. The term of the Culp Agreement shall automatically be renewed in 36-month increments, unless written notice of termination is provided by either party at least 90 days prior to the expiration of the then current term. Under the Culp Agreement, Mr. Culp is entitled to an annual base salary of $167,250.00, which will be reviewed on an annual basis consistent with normal compensation review practices for executive employees. Mr. Culp is also eligible to participate in the Bank’s annual cash incentive program and is eligible to receive equity awards. While employed by the Bank, Mr. Culp will be eligible to participate in all benefit plans (including, without limitation, medical and dental plans, disability and life insurance and 401(k) plan) maintained by the Bank, according to the same terms and conditions as all other executive employees of the Bank.

Under the Culp Agreement, if Mr. Culp’s employment is terminated by the Company “Without Cause,” by Mr. Culp for “Good Reason” or due to a “Change in Control” (as such terms are defined in the Culp Agreement), Mr. Culp shall be entitled to receive: (i) a lump sum payment equal to unused vacation time; (ii) 72 bi-monthly severance payments, each of which shall be equal to the greater of $6,968.75 or 1/24 of Mr. Culp’s highest annual salary in effect within the 12 months prior to his termination, less appropriate withholdings; and (iii) pro-rata participation in the annual incentive program then in effect. If Mr. Culp is terminated “For Cause,” he voluntarily terminates “Without Cause” or he is terminated due to “Disability” or “Death” (as such terms are defined in the Culp Agreement), Mr. Culp shall not be entitled to severance payments. However, if Mr. Culp is terminated for Death or Disability, Mr. Culp or his estate shall be entitled to receive a lump sum payment for unused vacation time and pro-rata participation in the aforementioned incentive program. The Culp Agreement also contains customary provisions regarding post-employment competition and anti-solicitation, vacation, insurance, indemnification and expense reimbursements.

Amended and Restated Employment Agreement with Mark L. Graham

Pursuant to the terms of the Amended Employment Agreement with Mr. Graham (the “Graham Agreement”), Mr. Graham will continue to be employed as Senior Vice President and Chief Credit Officer of the Bank. The term of the Graham Agreement commenced on October 1, 2008 and was most recently extended for a renewal term of 36 months ending on September 30,

2014, unless earlier terminated in accordance with the terms of the Graham Agreement. The term of the Graham Agreement shall automatically be renewed in 36-month increments, unless written notice of termination is provided by either party at least 90 days prior to the expiration of the then current term. Under the Graham Agreement, Mr. Graham is entitled to an annual base salary of $142,764.48, which will be reviewed on an annual basis consistent with normal compensation review practices for executive employees. Mr. Graham is also eligible to participate in the Bank’s annual cash incentive program and is eligible to receive equity awards. While employed by the Bank, Mr. Graham will be eligible to participate in all benefit plans (including, without limitation, medical and dental plans, disability and life insurance and 401(k) plan) maintained by the Bank, according to the same terms and conditions as all other executive employees of the Bank.

Under the Graham Agreement, if Mr. Graham’s employment is terminated by the Company “Without Cause,” by Mr. Graham for “Good Reason” or due to a “Change in Control” (as such terms are defined in the Graham Agreement), Mr. Graham shall be entitled to receive: (i) a lump sum payment equal to unused vacation time; (ii) 72 bi-monthly severance payments, each of which shall be equal to the greater of $5,948.52 or 1/24 of Mr. Graham’s highest annual salary in effect within the 12 months prior to his termination, less appropriate withholdings; and (iii) pro-rata participation in the annual incentive program then in effect. If Mr. Graham is terminated “For Cause,” he voluntarily terminates “Without Cause” or he is terminated due to “Disability” or “Death” (as such terms are defined in the Graham Agreement), Mr. Graham shall not be entitled to severance payments. However, if Mr. Graham is terminated for Death or Disability, Mr. Graham or his estate shall be entitled to receive a lump sum payment for unused vacation time and pro-rata participation in the aforementioned incentive program. The Graham Agreement also contains customary provisions regarding post-employment competition and anti-solicitation, vacation, insurance, indemnification and expense reimbursements.

Amended and Restated Employment Agreement with Kevin J. Helmick

Pursuant to the terms of the Amended Employment Agreement with Mr. Helmick (the “Helmick Agreement”), Mr. Helmick will continue to be employed as Senior Vice President of Retail and Wealth Management of the Bank. The term of the Helmick Agreement commenced on October 1, 2008 and was most recently extended for a renewal term of 36 months ending on September 30, 2014, unless earlier terminated in accordance with the terms of the Helmick Agreement. The term of the Helmick Agreement shall automatically be renewed in 36-month increments, unless written notice of termination is provided by either party at least 90 days prior to the expiration of the then current term. Under the Helmick Agreement, Mr. Helmick is entitled to an annual base salary of $137,211.84, which will be reviewed on an annual basis consistent with normal compensation review practices for executive employees. In addition, Mr. Helmick is also eligible to be paid a monthly commission between five percent and seven and one-half percent of gross monthly revenue generated from the Bank’s Farmers National Investments division on certain financial services products. Mr. Helmick is also eligible to participate in the Bank’s annual cash incentive program and is eligible to receive equity awards. While employed by the Bank, Mr. Helmick will be eligible to participate in all benefit plans (including, without limitation, medical and dental plans, disability and life insurance and 401(k) plan) maintained by the Bank, according to the same terms and conditions as all other executive employees of the Bank.

Under the Helmick Agreement, if Mr. Helmick’s employment is terminated by the Company “Without Cause,” by Mr. Helmick for “Good Reason” or due to a “Change in Control” (as such terms are defined in the Helmick Agreement), Mr. Helmick shall be entitled to receive: (i) a lump sum payment equal to unused vacation time; (ii) 72 bi-monthly severance payments equal to 1/24 of Mr. Helmick’s annualized W-2 income at the time of his termination, less appropriate withholdings; and (iii) pro-rata participation in the annual incentive program then in effect. If Mr. Helmick is terminated “For Cause,” he voluntarily terminates “Without Cause” or he is terminated due to “Disability” or “Death” (as such terms are defined in the Helmick Agreement), Mr. Helmick shall not be entitled to severance payments. However, if Mr. Helmick is terminated for Death or Disability, Mr. Helmick or his estate shall be entitled to receive a lump sum payment for unused vacation time and pro-rata participation in the aforementioned incentive program. The Helmick Agreement also contains customary provisions regarding post-employment competition and anti-solicitation, vacation, insurance, indemnification and expense reimbursements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement with John S. Gulas (filed herewith).

10.2	Amended and Restated Employment Agreement with Carl D. Culp (filed herewith).

10.3	Amended and Restated Employment Agreement with Mark L. Graham (filed herewith).

10.4	Amended and Restated Employment Agreement with Kevin J. Helmick (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ John S. Gulas
John S. Gulas
President and Chief Executive Officer

Date: January 5, 2012